Property, Plant and Equipment	12 Months Ended
Jun. 30, 2024
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, plant and equipment

	SA Rand
Figures in million	2024	2023
Mining assets	28 884	28 618
Mining assets under construction	7 502	5 051
Undeveloped properties	4 475	7 385
Other non-mining assets	487	453
Total property, plant and equipment	41 348	41 507
Mining assets

Accounting policy
Mining assets, including mine development costs and mine plant facilities, are initially recorded at cost, whereafter they are measured at cost less accumulated depreciation and impairment. Costs include expenditure that is directly attributable to the acquisition of the items. Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the group and the cost of the item can be measured reliably.

The net assets of operations placed on care and maintenance are impaired to their recoverable amount. Expenditure on the care and maintenance of these operations is charged against income, as incurred. Mineral and surface use rights represent mineral and surface use rights for parcels of land, both owned and not owned by the group.

Mineral and surface rights include acquired mineral use rights in production, development and exploration phase properties. The amount capitalised related to a mineral and surface right, either as an individual asset purchase or as part of a business combination, is the fair value at acquisition.

The group’s mineral use rights are enforceable regardless of whether proved or probable reserves have been established. In certain limited situations, the nature of use changes from an exploration right to a mining right upon the establishment of proved and probable reserves. The group has the ability and intent to renew mineral use rights where the existing term is not sufficient to recover all identified and valued proved and probable reserves and/or undeveloped mineral interests.

Depreciation
Depreciation of mining assets is computed principally by the units-of-production method over life-of-mine based on estimated quantities of economically recoverable proved and probable reserves, which can be recovered in future from known mineral deposits.

Mineral rights associated with production phase mineral interests are amortised over the life-of-mine using the units-of-production method in order to match the amortisation with the expected underlying future cash flows.

Impairment
Testing for impairment is done in terms of the group policy as discussed in note 2.5.

Scrapping of assets
Where significant adverse changes have taken place relating to the useful life of an asset, that asset is tested for impairment in terms of the group policy as discussed in note 2.5. Whether or not an impairment is recognised, it is then necessary to review the useful lives and residual values of the assets within the CGU – this is reviewed at least annually. Where necessary, the useful lives and residual values of the individual assets are revised.

Where the useful life of an asset is nil as a result of no future economic benefit expected from the use or disposal of that asset, it is necessary to derecognise the asset. The loss arising from the derecognition is included in profit or loss in the period in which the asset was derecognised.

Stripping activities
The removal of overburden and other mine waste materials is often necessary during the initial development of an opencast mine site, in order to access the mineral ore deposit. The directly attributable cost of this activity is capitalised in full within mining assets under construction, until the point at which the mine is considered to be capable of commercial production. The removal of waste material after the point at which a mine is capable of commercial production is referred to as production stripping.

When the waste removal activity improves access to ore extracted in the current period, the costs of production stripping are charged to the income statement as operating costs in accordance with the principles of IAS 2 Inventories.
14    Property, plant and equipment continued
Mining assets continued

Accounting policy continued
Stripping activities continued
Where production stripping activity both produces inventory and improves access to ore in future periods the associated costs of waste removal are allocated between the two elements. The portion which benefits future ore extraction is capitalised within stripping and development capital expenditure. If the amount to be capitalised cannot be specifically identified, it is determined based on the volume of waste extracted compared to expected volume for the identified component of the orebody. Components are specific volumes of a mine’s orebody that are determined by reference to the life-of-mine plan.

In certain instances significant levels of waste removal may occur during the production phase with little or no associated production. The cost of this waste removal is capitalised in full.

All amounts capitalised in respect of waste removal are depreciated using the units-of-production method based on proved and probable ore reserves of the component of the orebody to which they relate.

The effects of changes to the life-of-mine plan on the expected cost of waste removal or remaining reserves for a component are accounted for prospectively as a change in estimate.

Critical accounting estimates and judgements – Gold Mineral Reserves and Resources
Gold mineral reserves and resources are estimates of the amount of ounces that can be economically and legally extracted from the group’s properties. In order to calculate the gold mineral reserves and resources, estimates and assumptions are required about a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, commodity prices and exchange rates. Estimating the quantities and/or grade of the reserves and resources requires the size, shape and depth of the orebodies to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological judgements and calculations to interpret the data.

Because the economic assumptions used to estimate the gold mineral reserves and resources change from year to year, and because additional geological data is generated during the course of operations, estimates of the mineral reserves and resources may change from year to year.

Changes in the reserves and resources may affect the group’s financial results and financial position in a number of ways, including:
•Asset carrying values may be affected due to changes in estimated cash flows
•Scrapping of assets to be recorded in the income statement following the derecognition of assets as no future economic benefit expected
•Depreciation and amortisation charged in the income statement may change as they are calculated on the units-of-production method
•Environmental provisions may change as the timing and/or cost of these activities may be affected by the change in mineral reserves
•Useful life and residual values may be affected by the change in mineral reserves.

At the end of each financial year, the estimate of proved and probable gold mineral reserves and resources is updated. Depreciation of mining assets is prospectively adjusted, based on these changes.

Critical accounting estimates and judgements – production start date
Various relevant criteria are considered in order to assess when the mine is substantially complete and ready for its intended use and moves into the production phase. Some of the criteria would include but are not limited to the following:
•The level of capital expenditure compared to the total project cost estimates
•The ability to produce gold in a saleable form (where more than an insignificant amount of gold has been produced)
•The ability to sustain the ongoing production of gold.

Critical accounting estimates and judgements – stripping activities
The determination of the volume of waste extracted and the expected volume for the identified component of the orebody is dependent on an individual mine’s design and life-of-mine plan and therefore changes to the design or life-of-mine plan will result in changes to these estimates. Identification of the components of a mine’s orebody is made by reference to the life-of-mine plan. The assessment depends on a range of factors including each mine’s specific operational features and materiality.
14    Property, plant and equipment continued
Mining assets continued

Critical accounting estimates and judgements – impairment of assets
The recoverable amount of mining assets is generally determined utilising real discounted future cash flows (post tax). No material difference in recoverable amounts is expected should real future cash flows be discounted on a pre-tax basis. Management also considers such factors as the quality of the individual orebody, market risk, asset-specific risks and country risk in determining the fair value.

Key assumptions for the calculations of the mining assets’ recoverable amounts are the commodity prices, resource values, market discount rates, costs to sell, exchange rates and the annual life-of-mine plans. In determining the commodity prices and resource values to be used, management assesses the long-term views of several reputable institutions on commodity prices and based on this, derives the commodity prices and resource values.

The life-of-mine plans are based on the proved and probable reserves as included in the Reserve Declaration, which are determined in terms of SAMREC, as well as resources where management has high confidence in the orebody and economical recovery of gold, based on historic and similar geological experience.

During the years under review, the group calculated the recoverable amounts (generally fair value less costs to sell) of CGUs for which indicators of impairment were identified (refer to note 5). These recoverable amounts are based on updated life-of-mine plans and the following relevant assumptions:

	2024	2023	2022
US$ gold price per ounce
– Year 1	2 258	1 932	1 861
– Year 2	2 173	1 844	1 744
– Year 3	2 049	1 725	1 664
– Long term (Year 4 onwards)	1 772	1 582	1 546
US$ silver price per ounce
– Year 1	n/a	n/a	23.85
– Year 2	n/a	n/a	22.42
– Year 3	n/a	n/a	21.46
– Long term (Year 4 onwards)	n/a	n/a	19.38
US$ copper price per pound	n/a	n/a	3.30
Exchange rate (R/US$)
– Year 1	18.39	18.28	15.55
– Year 2	17.96	17.44	15.34
– Year 3	18.36	17.13	15.26
– Long term (Year 4 onwards)	18.26	16.22	15.35
Exchange rate (PGK/US$)	n/a	n/a	3.50
Rand gold price (R/kg)
– Year 1	1 335 000	1 135 000	931 000
– Year 2	1 255 000	1 034 000	860 000
– Year 3	1 209 000	950 000	816 000
– Long term (Year 4 onwards)	1 040 000	825 000	763 000

The following are the attributable gold resource value assumptions:

	South Africa			Hidden Valley
US dollar per ounce	2024	2023	2022	2024	2023	2022
Underground resources
Measured	16.50	n/a	16.50	n/a	n/a	n/a
Indicated	9.00	n/a	9.00	n/a	n/a	n/a
Inferred	3.60	n/a	3.60	n/a	n/a	n/a
Surface resources
Measured	n/a	n/a	30.00	n/a	n/a	n/a
Indicated	n/a	n/a	17.50	n/a	n/a	9.00
Inferred	n/a	n/a	8.00	n/a	n/a	n/a
14    Property, plant and equipment continued
Mining assets continued

Critical accounting estimates and judgements – impairment of assets continued
The recoverable amount of mining assets is determined utilising real discounted future cash flows. Certain CGUs’ recoverable amounts included resource multiple valuations in the case of undeveloped properties and certain resource bases. In 2022, the underground resource values were applied to Target North, Doornkop's Kimberly Reef and the Wafi-Golpu Project (refer to note 20). The surface resource values were applied to the Mispah Tailings resource, Vaal River and West Wits surface sources. For the 2024 financial year, the recoverable amounts of Target North and Doornkop's Kimberley reef have been determined using the resource multiple valuations. Refer to note 5 for more information regarding CGUs tested for impairment.

One of the most significant assumptions that influence the group's operations' life-of-mine plans, and therefore the impairment assessment, is the expected commodity prices. Management continues to differentiate between short-, medium- and long-term assumptions used in the models. The long-term price was determined as part of the annual budgeting process and is used in the life-of-mine plans and is also the cut-off price for calculating reserves included in the declaration of reserves and resources in terms of SAMREC.

For 2024, the resource multiple values remained consistent with 2022, as they were assessed to still be reasonable and appropriate for valuing the relevant undeveloped properties and resource bases. In 2023, no resource multiple values were used as the CGUs to which they are attributed to were not tested for impairment.

The discounted cash flow models for 2024 and 2023 include the estimated production cost and carbon tax savings arising from the rollout of Harmony's renewable energy programme, as part of its greater decarbonisation strategy.

The post-tax real discount rates of 10.69% and 12.15% were used to determine the recoverable amounts for the Doornkop and Target 1 CGUs, respectively. The post-tax real discount rates used in determining the recoverable amounts of CGUs tested for impairment in 2023 ranged between 11.69% and 13.15% (2022: 10.20% and 13.10%). No material difference in recoverable amounts is expected should future cash flows be discounted on a pre-tax basis. Refer to note 5 for more information regarding CGUs tested for impairment. Cash flows used in the impairment calculations are based on life-of-mine plans which exceed five years for the majority of the mines. Cash flows from potential projects, life-of-mine extensions and residual ounces can also be included in the impairment assessment where deemed appropriate. An additional risk premium is added to the post-tax real discount rates in these instances.

Should management’s estimate of the future not reflect actual events, further impairments may be identified.

Factors affecting the estimates may include:
•Changes to proved and probable ore reserves
•Economical recovery of resources
•The grade of the ore reserves may vary significantly from time to time
•Review of strategy
•Unforeseen operational issues at the mines
•Differences between actual commodity prices and commodity price assumptions
•Changes in the discount rate and foreign exchange rates
•Changes in capital, operating mining, processing and reclamation costs
•Mines' ability to convert resources into reserves
•Potential production stoppages for indefinite periods
•The implementation of Harmony’s renewable energy programme
•Carbon tax.
14    Property, plant and equipment continued
Mining assets continued

Sensitivity analysis – impairment of assets
One of the most significant assumptions that influence the life-of-mine plans and therefore impairment assessments is the expected commodity prices. Management determined a reasonably possible change of 11.9% in gold prices based on the standard deviation of market analysts' forecasted long-term gold price assumptions. A 11.9% decrease/increase in the gold price assumptions and resource values used (with all other variables held constant and not taking any actions, such as stopping capital projects, into account) would have resulted in the following post-tax impairment being recorded (including the impairments recorded in the current period) as at 30 June 2024:

	SA Rand
Figures in million	2024	2023
11.9% decrease (2023: 11.8% decrease)
Doornkop	2 623	n/a
Target 1	450	1 719
Target North	2 898	n/a
Kusasalethu	n/a	—
Kalgold	n/a	475
11.9% increase (2023: 11.8% increase)
Target North	2 688	n/a

At all other operations, the relevant increase in the gold price would have resulted in no impairments being recorded.

The movement in the mining assets is as follows:

	SA Rand
Figures in million	2024	2023
Cost
Balance at beginning of year	76 774	70 587
Fully depreciated assets no longer in use derecognised (a)	(586)	(1 419)
Additions (b)	5 426	5 930
Scrapping of assets (c)	(622)	(772)
Adjustment to rehabilitation asset (d)	(531)	(111)
Transfers and other movements (e)	749	596
Translation	(2 111)	1 963
Balance at end of year	79 099	76 774
Accumulated depreciation and impairments
Balance at beginning of year	48 156	45 267
Fully depreciated assets no longer in use derecognised (a)	(586)	(1 419)
Scrapping of assets (c)	(525)	(590)
Depreciation	4 546	3 368
Translation	(1 376)	1 530
Balance at end of year	50 215	48 156
Net carrying value	28 884	28 618

(a)Primarily relates to fully depreciated assets derecognised at the Hidden Valley, Tshepong North, Moab Khotsong and Doornkop operations.

(b)Included in additions for 2024 is an amount of R84 million (2023: R188 million) for capitalised depreciation associated with stripping activities at the Hidden Valley operations.

(c)Refer to note 8 for the total loss on scrapping recognised. Primarily relates to the Tshepong North and Kusasalethu operations.

(d)Refer to note 24 for details on the adjustment to the rehabilitation asset.

(e)Transfer of assets mainly relates to assets under construction transferred to mining assets. During the 2024 year an amount of R761 million (2023: R539 million) was transferred to mining assets at Hidden Valley. This related to ongoing mining development costs.
14    Property, plant and equipment continued
Mining assets continued

Stripping activities
Included in the balance for mining assets is an amount of R216 million (2023: R184 million) relating to Kalgold and R676 million (2023: R1 330 million) relating to Hidden Valley. Depreciation of R130 million (2023: R41 million) and R823 million (2023: R514 million) was recorded for Kalgold and Hidden Valley respectively.
Mining assets under construction

Accounting policy
At the group’s surface mines, when it has been determined that a mineral property can be economically developed as a result of establishing proved and probable reserves, costs incurred to develop the property are capitalised as incurred until the mine is considered to have moved into the production phase. These costs include costs to further delineate the orebody and remove overburden to initially expose the orebody.

At the group’s underground mines, all costs incurred to develop the property, including costs to access specific ore blocks or other areas of the underground mine, are capitalised to the extent that such costs will provide future economic benefits. These costs include the cost of shaft sinking and access, the costs of building access ways, lateral development, drift development, ramps, box cuts and other infrastructure development.

Where a depreciable asset is used in the construction or extension of a mine, the depreciation is capitalised against the mine’s cost.

Mineral interests associated with development and exploration phase mineral interests are not amortised until such time as the underlying property is converted to the production stage.

Capitalisation of pre-production costs ceases when commercial levels of production are reached. Commercial levels of production are discussed under “production start date” above.

The movement in the mining assets under construction is as follows:

	SA Rand
Figures in million	2024	2023
Cost
Balance at beginning of year	5 721	3 802
Additions (a)	3 247	2 053
Finance costs capitalised (b)	237	123
Transfers and other movements	(770)	(539)
Translation	(263)	282
Balance at end of year	8 172	5 721
Accumulated impairments
Balance at beginning of year	670	670
Balance at end of year	670	670
Net carrying value	7 502	5 051

(a)    The additions for 2024 mainly relates to Hidden Valley of R865 million (2023: R582 million), Zaaiplaats project of R794 million (2023: R537 million), Doornkop 207/212 Level project of R251 million (2023: R304 million) and the Kareerand TSF Expansion project of R960 million (2023: R462 million).

(b)    Refer to note 10 for further detail on the capitalisation rate applied.

Wafi-Golpu development
Capitalisation of certain project expenses on Wafi-Golpu was halted from 1 July 2019 following delays in the permitting of the project (refer to note 20). All ongoing expenses since were for holding purposes and did not result in future economic benefits. These have been included in exploration expenditure in the income statement and amounted to R37 million (2023: R48 million) for the year.
Undeveloped properties

Accounting policy
Undeveloped properties are initially recognised at cost, which is generally based on the fair value of resources obtained through acquisitions. The carrying values of these properties are tested for impairment or reversal of previously recognised impairment when an indicator is identified. Once development commences, these properties are transferred to mining assets and accounted for in accordance with the related accounting policy.

Critical accounting estimates and judgements – exploration and evaluation assets
The recoverability of exploration and evaluation assets is assessed when indicators for impairment or reversal of previously recognised impairment has been identified. The balances assessed include undeveloped properties and assets under construction. Significant judgement is required as to whether an area of activity is to be carried forward on the balance sheet, or written off through the identification of areas of activity which have not yet reached a stage that permits a reasonable assessment of the existence of economically recoverable reserves, where there is no continuing significant activity plan in relation to the area.

Currently the assets assessed are the Wafi-Golpu Project, Target North and the Eva Copper Project. For further details regarding the permitting process and other developments of the Wafi-Golpu Project, refer to note 20.

The movement in the undeveloped properties is as follows:

	SA Rand
Figures in million	2024	2023
Cost
Balance at beginning of year	8 861	5 478
Acquisitions[1]	—	3 154
Transfers and other movements	9	—
Translation	(127)	229
Balance at end of year	8 743	8 861
Accumulated depreciation and impairments
Balance at beginning of year	1 476	1 474
Impairment[2]	2 793	—
Translation	(1)	2
Balance at end of year	4 268	1 476
Net carrying value	4 475	7 385
[1]    Refer to note 13 for details on the fair value of assets acquired following the Eva Copper acquisition.
[2]    Relates to Target North. Refer to note 6 for details.
Other non-mining assets

Accounting policy
Land is shown at cost and not depreciated. Other non-mining fixed assets are shown at cost less accumulated depreciation and accumulated impairment losses. Other non-mining fixed assets are depreciated on a straight-line basis over their estimated useful lives as follows:
•Vehicles at 20% per year
•Computer equipment at 33.3% per year.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.
14    Property, plant and equipment continued
Other non-mining assets continued

The movement in the non-mining assets is as follows:

	SA Rand
Figures in million	2024	2023
Cost
Balance at beginning of year	1 000	895
Fully depreciated assets no longer in use derecognised	—	(7)
Additions	117	108
Translation	(1)	4
Balance at end of year	1 116	1 000
Accumulated depreciation and impairments
Balance at beginning of year	547	479
Fully depreciated assets no longer in use derecognised	—	(7)
Depreciation	82	74
Translation	—	1
Balance at end of year	629	547
Net carrying value	487	453